ASSIGNMENT AND ASSUMPTION AGREEMENT


                  This Assignment and Assumption Agreement ("Assignment") is entered into and effective as of September 1, 1996 by and between INTEK Diversified Corporation ("INTEK") and Midland USA,
Inc. ("MUSA"). Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Amended and Restated Sale of Assets and Trademark Agreement (the "Agreement") dated as of September 19, 1996 among INTEK, Simmonds Capital
Limited and Midland International Corporation. For good and valuable consideration, receipt and sufficiency of which are hereby acknowledged, INTEK and MUSA hereby agree as follows:

                  1. ASSIGNMENT. INTEK hereby assigns and transfers to MUSA all of its right, title and interest in and to the Acquired
Assets, all of its rights and obligations under the Agreement and all deposits, payments or advance payments (collectively, the "Deposits") for product purchase orders identified on Schedule A hereto, but with respect to the Deposits, such assignment shall be effective only at such time as MUSA shall pay to INTEK the Second Payment (as defined below).

                  2. ASSUMPTION. MUSA hereby accepts such assignment, expressly assumes the Assumed Liabilities and shall be bound by all of the terms, covenants and conditions thereof and shall perform all obligations thereunder.

                  3. PAYMENTS. On the date hereof, MUSA shall pay to INTEK, by wire transfer, the sum of $1,350,000 (the "First
Payment") as partial consideration for certain deposits for product purchases made by INTEK and as described in more detail on Schedule 2.3(b)(8) to the Agreement, which deposits constitute part of the Acquired Assets. INTEK acknowledges receipt of the First Payment. MUSA shall pay to INTEK the sum of Four Hundred
Fifty Thousand Dollars ($450,000), by wire transfer, on October
20, 1996 for the Deposits and upon receipt thereof, such Deposits shall be deemed assigned to MUSA.

                  4. INDEMNIFICATION. From and after the Closing, but subject to the conditions and limitations set forth in this Assignment, MUSA shall defend, indemnify and save INTEK and its directors, officers, employees, affiliates, agents, successors and assigns harmless from and against any and all loss, cost, damage or expense (including attorneys' fees) whatsoever (the
"Damages") resulting from or arising out of the Assumed
Liabilities, whether arising prior to, on or after the Effective
Date.

                  5. SUBORDINATION. The payment of any Damages by or on behalf of MUSA will be subordinated in right of payment to the prior payment in full of all Obligations under the Loan Agreement

(the "Loan Agreement") dated September 19, 1996 between MUSA and Securicor Communications Limited ("Securicor Communications"), as the same may be amended from time to time. MUSA shall not make any payment for the Damages until such time as the Obligations (as defined in the Loan Agreement) have been paid to Securicor Communications. Upon any distribution to creditors of MUSA in any insolvency or liquidation proceeding relating to MUSA or its respective properties, an assignment for the benefit of creditors or any marshaling of MUSA's assets and liabilities, Securicor Communications will be entitled to receive payment in full of all Obligations before payment is made on account of the Damages by or on behalf of MUSA, and until all Obligations are paid in full, any distribution to which INTEK would be entitled shall be made to Securicor Communications.

                  6. NOTICES. All notices and other communications provided for hereunder shall be in writing (including telegraphic, telex, telecopy, or cable communication) and mailed, telegraphed, telexed, telecopied, cabled or delivered by hand, if to INTEK at:

                           INTEK Diversified Corporation
                           970 West 190th Street, Suite 720
                           Torrance, California  90502
                           Attention:  David Neibert
                           Telecopy No.:  (310) 366-7712

 with a copy to:

                           Manatt, Phelps & Phillips, LLP
                           11355 West Olympic Boulevard
                           Los Angeles, California 90064
                           Attention:  Nancy H. Wojtas, Esq.
                           Telecopy No.:  (310) 312-4224

to MUSA at:

                           Midland USA, Inc.
                           970 West 190th Street, Suite 720
                           Torrance, California  90502
                           Attention:  David Neibert
                           Telecopy No.:  (310) 366-7712

with a copy to

                           Kohrman, Jackson & Krantz, P.L.L.
                           One Cleveland Center
                           1375 East 9th Street
                           Cleveland, Ohio  44114
                           Attention:  Steven Wasserman, Esq.
                           Telecopy No.:  (216) 621-6536
or, as to each party, at such other address as shall be designated by such party in a written notice to each other party complying as to delivery with the terms of this Section. All such notices and other communications shall, when mailed, telegraphed, telexed, telecopied, cabled or delivered, be effective seven days after being deposited in the mail in the United States, or when delivered to the telegraph company, confirmed by telex answerback, telecopied with confirmation or receipt, delivered to the cable company, or delivered by hand to the addressee or its agent, respectively.

                  7. AMENDMENTS, Etc. No amendment or waiver of any provision of this Agreement shall in any event be effective unless the same shall be in writing, approved and signed by the parties hereto and then any such waiver or consent shall only be effective in the specific instance and for the specific purpose for which given.

                  8.       NO WAIVER; REMEDIES.

                           (a)      No failure on the part of either party to
exercise, and no delay in exercising any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative, may be exercised singly or concurrently, and are not exclusive of any remedies provided by law.

                           (b)      Failure by any party at any time or times
hereafter to require strict performance by any other person of any of the provisions, warranties, terms or conditions contained herein shall not waive, affect or diminish any right of any party at any time or times hereafter to demand strict performance thereof, and such right shall not be deemed to have been modified or waived by any course of conduct or knowledge of any party, or any agent, officer or employee of such party.

                  9. SUCCESSORS AND ASSIGNS. This Agreement and all obligations of the parties hereunder shall be binding upon the successors and assigns of such parties.

                  10. GOVERNING LAW. This Agreement shall be governed by, and be construed and interpreted in accordance with, the law of the State of California. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity and without invalidating the remaining provisions of this Agreement.

                  11. SECTION TITLES. The Section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of this Agreement.

                  IN WITNESS WHEREOF, the parties have entered into this Assignment as of the date first written above.

                                       INTEK DIVERSIFIED CORPORATION


                                       By: /s/ Steven L. Wasserman
                                          Its: Secretary


                                       MIDLAND USA, INC.


                                       By: /s/ David Neibert
                                          Its: President


ACKNOWLEDGED BY:

MIDLAND INTERNATIONAL
    CORPORATION


By: /s/ David O'Kell
     Its:  Executive Vice President